Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Joshua M. Kimmel, the President and Chief Executive Officer of Woodland Holdings Corporation, a Delaware corporation (the “Company”), hereby certify, that, to my knowledge:

1. The Quarterly Report on Form 10-Q/A for the period ended March 31, 2017 (the “Report”) of the Company fully complies with the requirements of Section 13(a)/15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joshua M. Kimmel
Joshua M. Kimmel
Chief Executive Officer (Principal Executive Officer)

       Dated: June 6, 2017